UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2005

HUNTSMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Huntsman Way Salt Lake City, Utah		84108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code:  (801) 584-5700

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report is being filed in connection with the merger (the “Merger”), on August 16, 2005, of Huntsman LLC, a Utah limited liability company (“HLLC”), with and into Huntsman International LLC, a Delaware limited liability company (“HI”), and the related transactions described herein.  HI is, and HLLC was, a direct or indirect wholly owned subsidiary of Huntsman Corporation (the “Company”).  The Company effected the Merger to simplify the consolidated group’s financing and public reporting structure, to reduce its cost of financing and to facilitate other organizational efficiencies.

Item 1.01 – Entry into a Material Definitive Agreement.

See Item 2.03 below.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

New Credit Facility

On August 16, 2005, effective upon completion of the Merger described above, HI repaid its existing secured credit facility, the secured credit facility of HLLC and certain other indebtedness with available cash on hand and proceeds of facilities under a new senior secured credit agreement, consisting of (i) a $650 million outstanding revolving credit facility (of which $143 million was drawn upon completion of the Merger), (ii) a $1,730 million term loan, and (iii) a Euro 100 million (approximately $123.5 million dollar equivalent) term loan.  In addition, immediately prior to the Merger, HLLC funded the redemption of its outstanding 9 ½% senior subordinated notes due 2007 and its senior subordinated floating rate notes due 2007, which together had an aggregate outstanding principal amount of approximately $59 million.  Substantially all of the initial borrowings under the revolving credit facility were repaid on August 18, 2005 with proceeds under HI’s accounts receivable securitization program.

Borrowings under the $650 million revolving credit facility currently bear interest at LIBOR plus 1.75% and mature in 2010.  The $1,730 million term loan also bears interest at LIBOR plus 1.75% and matures in 2012.  The Euro 100 million term loan bears interest at LIBOR plus 2.00%, and matures in 2012.  The maturity of the new facilities will accelerate if HI does not repay all but $100 million of any of its outstanding debt securities at least three months prior to the maturity of those securities.  The term loans require amortization payments of 1% annually.  The credit agreement includes financial covenants typical for this type of agreement including a minimum interest coverage ratio, a maximum debt-to-EBITDA ratio, and a limit on capital expenditures.  The credit agreement also contains customary restrictions on the ability of HI to incur liens, incur additional debt, merge or sell assets, pay dividends, prepay other indebtedness, make investments, or engage in transactions with affiliates, and other customary restrictions and default provisions.

HI’s obligations under the new credit agreement are guaranteed by substantially all of HI’s domestic subsidiaries and certain foreign subsidiaries, and are secured by a first priority lien (generally shared with the holders of the senior secured notes described below) on substantially all of HI’s domestic property, plant, and equipment, the stock of all material domestic subsidiaries and certain foreign subsidiaries, and pledges of inter-company notes between various subsidiaries of HI.

The credit agreement and certain ancillary documents are filed as exhibits to this report and incorporated herein by reference.

In connection with the Merger and related financing, HI temporarily (through March 31, 2006) increased its commercial paper conduit facility under its off-balance sheet accounts receivable securitization program from $125 million to $175 million, and HI’s receivables finance subsidiary entered into amendments to certain documents relating to the securitization program.  These amendments are filed as exhibits to this report and are incorporated herein by reference.

Assumption of HLLC debt securities

In addition to the new credit facility, in connection with the Merger, HI on August 16, 2005 entered into supplemental indentures under which it assumed the obligations of HLLC under HLLC’s outstanding 11 5/8% senior secured notes due 2010 ($296 million outstanding principal amount), 11 ½% senior notes due 2012 ($198 million outstanding principal amount) and senior floating rate notes due 2011 ($100 million outstanding principal amount) (the “Former HLLC Notes”).

The senior secured notes are secured by a first priority lien on all collateral securing the new credit agreement as described above (other than capital stock of HI’s subsidiaries), shared equally with the credit facility lenders subject to certain intercreditor arrangements.  HI’s subsidiaries that previously guaranteed its outstanding debt securities have provided guarantees of the Former HLLC Notes, and all subsidiaries of HLLC that guaranteed the Former HLLC Notes prior to the Merger executed supplemental indentures to guarantee all of HI’s outstanding debt securities.

The supplemental indentures referred to above, and the indentures governing the Former HLLC Notes, as amended, are filed as exhibits to HI’s periodic report on Form 8-K filed august 22, 2005 and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(c)                                  Exhibits.

4.1                                 Supplemental indenture dated August 16, 2005 to indenture dated as of June 30, 1999, as amended, by and among HI, the guarantors named therein, and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as trustee, relating to HI’s dollar and euro denominated 10 1/8% senior subordinated notes due 2009.  Filed as Exhibit 4.1 to HI’s periodic report on Form 8-K filed on August 22, 2005 and incorporated herein by reference.

4.2                                 Supplemental indenture dated August 16, 2005 to indenture dated as of March 13, 2001, as amended, by and among HI, the guarantors named therein, and The Bank of New York, as trustee, relating to HI’s euro denominated 10 1/8% senior subordinated notes due 2009.  Filed as Exhibit 4.2 to HI’s periodic report on Form 8-K filed on August 22, 2005 and incorporated herein by reference.

4.3                                 Supplemental indenture dated August 16, 2005 to indenture dated as of March 21, 2002 by and among HI, the guarantors named therein, and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as trustee,  relating to HI’s 9 7/8% senior notes due 2009.  Filed as Exhibit 4.3 to HI’s periodic report on Form 8-K filed on August 22, 2005 and incorporated herein by reference.

4.4                                 Supplemental indenture dated August 16, 2005 to indenture dated as of December 17, 2004 by and among HI, the guarantors named therein, and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota,

National Association), as trustee, relating to HI’s dollar denominated 7 3/8% senior subordinated notes due 2015 and euro denominated 7 ½% senior subordinated notes due 2015.  Filed as Exhibit 4.4 to HI’s periodic report on Form 8-K filed on August 22, 2005 and incorporated herein by reference.

4.5                                 Indenture dated as of September 30, 2003, as supplemented by supplement dated July 13, 2005 and by supplement dated August 16, 2005, by and among HI (as successor to HLLC), the guarantors named therein, and HSBC Bank USA, National Association, as trustee, relating to HI's 11 5/8% senior secured notes due 2010, originally issued by HLLC.  Filed as Exhibits 4.5 through 4.7 to HI’s periodic report on Form 8-K filed on August 22, 2005 and incorporated herein by reference.

4.6                                 Indenture dated as of June 22, 2004, as supplemented by supplement dated July 11, 2005 and by supplement dated August 16, 2005, by and among HI (as successor to HLLC), the guarantors named therein, and HSBC Bank USA, National Association, as trustee, relating to HI’s 11 1/2% senior notes due 2012 and senior floating rate notes due 2011, originally issued by HLLC.  Filed as Exhibits 4.8 through 4.10 to HI’s periodic report on Form 8-K filed on August 22, 2005 and incorporated herein by reference.

10.1                           Credit Agreement dated August 16, 2005 among HI, Deutsche Bank AG New York Branch as Administrative Agent and the other financial institutions named therein.  Filed as Exhibit 10.1 to HI’s periodic report on Form 8-K filed on August 22, 2005 and incorporated herein by reference.

10.2                           Intercreditor Agreement dated August 16, 2005 among Deutsche Bank AG New York Branch as collateral agent and administrative agent under the above referenced credit agreement, and HSBC Bank USA, National Association as trustee under the indenture governing HI’s 11 5/8% senior secured notes.  Filed as Exhibit 10.2 to HI’s periodic report on Form 8-K filed on August 22, 2005 and incorporated herein by reference.

10.3                           Second Amendment to Amended and Restated Pooling Agreement, dated August 16, 2005, among Huntsman Receivables France LLC, Huntsman (Europe), BUBA and J.P. Morgan Bank.  Filed as Exhibit 10.3 to HI’s periodic report on Form 8-K filed on August 22, 2005 and incorporated herein by reference.

10.4                           Fourth Amendment to 2000-1 Supplement, dated August 16, 2005, among Huntsman Receivables Finance LLC, Huntsman (Europe), BUBA and J.P. Morgan (Ireland) Plc.  Filed as Exhibit 10.4 to HI’s periodic report on Form 8-K filed on August 22, 2005 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

Date: August 22, 2005	By:	/s/ Sean Douglas
	Name:	Sean Douglas
	Title:	Vice President and Treasurer